UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2004

                   ADVANCED COMMUNICATIONS TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

   Florida                           000-30486                 65-0738251
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(State or Other                    (Commission               (IRS Employer
Jurisdiction of                    File Number)              Identification
Incorporation)                                                  Number)

      420 Lexington Avenue, New York, New York                       10170
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    (Address of Principal Executive Offices)                      (Zip Code)

 Registrant's telephone number, including area code:  (646) 227-1600
                                                      --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement
Item 2.01         Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02         Unregistered Sales of Equity Securities
Item 8.01         Other Events

On December 30, 2004, Advanced Communications Technologies, Inc. ("ACT") completed the acquisition of 6,454,300 shares of the common stock of Pacific Magtron International Corp. (the "PMIC Shares") for the aggregate purchase price of $500,000 from Theodore S. Li and Hui Cynthia Lee (collectively, the "Stockholders") pursuant to the terms of a Stock Purchase Agreement, dated December 10, 2004, among ACT, Mr. Li and Ms. Lee (the "Stock Purchase Agreement"). The PMIC Shares represent 61.56% of the currently issued and outstanding common stock of Pacific Magtron International Corp. ("PMIC"). PMIC is primarily engaged in the business of distributing computer peripheral products, such as components and multimedia and systems networking products, through its wholly owned subsidiaries.

On January 5, 2005, ACT filed a current report on Form 8-K under the above Items to report this transaction. This amendment is filed to provide financial information with respect the completed acquisition which was omitted from the earlier filing.

On May 11, 2005, PMIC filed a voluntary petition in Bankruptcy. This and certain other events affecting PMIC are reported in the Company's Current Report on Form 8-K dated May 10, 2005, being filed contemporaneously.

Item 9.01  Financial Statements and Exhibits

(a)      Financial Statements of Businesses Acquired

The following financial statements of Pacific Magtron International Corp. are filed as Exhibit 99.2 to this report:

      -     Consolidated Balance Sheets as of December 31, 2004 and 2003.
      - Consolidated Statements of Operations for the years ended December 31, 2004, 2003 and 2002.
      - Consolidated Statements of Shareholders' Equity for the years ended December 31, 2004, 2003 and 2002.
      - Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002.
      -     Notes to Consolidated Financial Statements.

The consolidated balance sheet as of December 31, 2004 and the consolidated statements of operations, shareholders' equity and cash flows for the year ended December 31, 2004 were audited and reported on by Weinberg & Company, P.A. The consolidated balance sheet as of December 31, 2003 and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2003 and 2002 were audited and reported on by KPMG LLP.

 (b) Pro forma financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 to this report:

      - Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended June 30, 2004 and for the six months ended December 31, 2004.
      -     Notes to the Unaudited Condensed Combined Financial Statements.

(c)      Exhibits

Exhibit No. Description of Exhibit
----------- -----------------------

 2.1 Stock Purchase Agreement, dated as of December 10, 2004, among Advanced Communications Technologies, Inc., Theodore S. Li and Hui Cynthia Lee (incorporated by reference to Exhibit 2.1 to the Registrant's Current Report on Form 8-K filed on December 14, 2004).

 10.1 6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Theodore S. Li (incorporated by reference to Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed on January 5,
            2005).

 10.2 6% Secured Convertible Promissory Note, dated December 30, 2004, issued to Hui Cynthia Lee (incorporated by reference to Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed on January 5,
            2005).

 10.3 Custodial and Stock Pledge Agreement dated December 30, 2004, among Advanced Communications Technologies, Inc., Theodore S. Li and Hui Cynthia Lee, and Quarles & Brady Streich Lang LLP (incorporated by reference to Exhibit 10.3 to the Registrant's Current Report on Form 8-K filed on January 5, 2005).

 10.4 Employment Agreement dated December 30, 2004, among Pacific Magtron International Corp., Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Theodore S. Li (incorporated by reference to Exhibit 10.4 to the Registrant's Current Report on Form 8-K filed on January 5, 2005).

 10.5 Employment Agreement, dated December 30, 2004, among Pacific Magtron International Corp., Advanced Communications Technologies, Inc., Encompass Group Affiliates, Inc., and Hui Cynthia Lee (incorporated by reference to Exhibit 10.5 to the Registrant's Current Report on Form 8-K filed on January 5, 2005).

 10.6 Indemnity Agreement, dated December 30, 2004, among Advanced Communications Technologies, Inc., Theodore S. Li and Hui Cynthia Lee (incorporated by reference to Exhibit 10.6 to the Registrant's Current Report on Form 8-K filed on January 5, 2005).

 99.1       Press Release dated January 3, 2005 (incorporated by reference to
            Exhibit 99.1 to the Registrant's Current Report on Form 8-K filed on January 5, 2005).

 99.2 Consolidated balance sheets as of December 31, 2004 and 2003 of Pacific Magtron International Corp. and the related statements of operations, shareholders' equity and cash flows for the years ended December 31, 2004, 2003 and 2002 with reports from Weinberg & Company, P.A. and KPMG LLP.

 99.3       Unaudited Pro Forma Condensed Combined Financial Information.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED COMMUNICATIONS
                                      TECHNOLOGIES, INC.

Dated:  May 13, 2005               By: /s/ Wayne I. Danson
                                          --------------------------------------
                                          President and Chief Financial Officer